CT070 Solid Tumor Patients Require Higher Cyclophosphamide Dose than Multiple Myeloma Patients to Achieve Adequate Lymphodepletion Necessary to Enable Allogeneic CAR-T Expansion Sabrina Haag, Jeff D. Eskew, Katherine McArthur, Joanne McCaigue, Sepideh Vaziri, Samuel DePrimo, Christopher E. Martin, Catherine Gregovics, Ann Murphy, Ellen Christie, Marcela Martinez-Prieto, Rajesh Belani, Stacey Cranert, Julia Coronella, Devon J. Shedlock Poseida Therapeutics Inc., San Diego CA Design of two phase 1 studies evaluating the safety of CY1000 improves depth of lymphodepletion in multiple Lymphodepletion with CY500 did not improve CAR-T BACKGROUND Poseida’s T -rich allogeneic CAR-T cells myeloma & solid tumor patients cell expansion in P-MUC1C-ALLO1 patients SCM Poseida Therapeutics is developing innovative allogeneic T stem cell memory-rich CAR-T CAR-T infusion on day 0 Follow up, potential for redosing P-BCMA-ALLO1 P-MUC1C-ALLO1 P-BCMA-ALLO1 P-MUC1C-ALLO1 therapeutics for both hematologic malignancies and solid tumors. These include P-BCMA-ALLO1 which targets BCMA for multiple myeloma, and P-MUC1C-ALLO1 targeting MUC1-C Conditioning A B A B SCREENING FOLLOW UP for epithelial-derived solid tumors. Chemotherapy Nadir AUC Nadir AUC Cmax Cmax Cyclophosphamide (300, 500, or 1,000 mg/m2) Long-term Optimal lymphodepletion for allogeneic cell therapies remains to be established. Most P = 0.0003 P = 0.0024 P = 0.0074 P = 0.0612 P = 0.0073 P = 0.1543 3.0 42 3.0 42 106 106 and Fludarabine (30 mg/m2) on days -5, -4, -3 follow-up allogeneic CAR-T clinical trials have focused on hematologic malignancies, where patients 2.5 36 2.5 36 5 5 have likely undergone hematopoietic stem cell transplantation and are, therefore, ) L ) 10 10 30 30 lymphodepletion experienced in contrast to solid tumor patients. Consequently, solid P-BCMA-ALLO1 P-MUC1C-ALLO1 / µ 2.0 /µL / µL) 2.0 / µL) DNA DNA 3 3 3 3 tumor patients treated with allogeneic CAR-T may require higher doses of conditioning 10 24 0 0 24 104 104 x 1.5 x10 x 1 1.5 x 1 KEY INCLUSION CRITERIA: KEY INCLUSION CRITERIA: chemotherapy to achieve lymphodepletion depth comparable to patients with ( ( 18 ( ( 18 ies/µg ies/µg • RRMM as defined by the IMWG • Advanced or metastatic epithelial-derived solid C p 103 p 103 hematologic malignancies. 1.0 BC 1.0 BC • Must have received PI, IMiDs & CD38 mAb or tumor with measurable disease per RECIST v1.1 WB 12 12 WBC W W Co Co be triple refractory • Refractory to standard of care treatment or 0.5 6 0.5 6 102 102 This retrospective analysis sought to compare lymphodepletion characteristics and CAR-T • ECOG 0 or 1 ineligible/refused other existing treatment options 101 101 cellular kinetics with multiple cyclophosphamide doses across our two phase 1 trials PRIMARY ENDPOINTS PRIMARY ENDPOINTS 0.0 0 0.0 0 • Assess safety and MTD based on DLT • Assess safety and MTD based on DLT 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 (NCT05239143/NCT04960579) which are enrolling solid tumor and multiple myeloma 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 3 5 0 3 5 0 3 5 0 3 5 0 3 5 0 3 5 0 Y Y 1 Y Y 1 Y Y 1 Y Y 1 Y Y 1 Y Y 1 patients, respectively. SECONDARY OBJECTIVES SECONDARY OBJECTIVES C C Y C C Y C C Y C C Y C C Y C C Y C C C C C C • Evaluate the anti-myeloma effect of P-BCMA-ALLO1 • Evaluate the anti-tumor effect of P-MUC1C-ALLO1 • Study effect of cell dose & LD regimen to guide dose • Study effect of cell dose & LD regimen to guide dose CY300 CY500 CY1000 CY300 CY500 CY1000 Figure 2 selection for pivotal studies selection for pivotal studies Number of subjects 8 5 6 Number of subjects 5 11 3 CY1000 produces deeper lymphodepletion compared to CY300 for P-BCMA-ALLO1 (A) and P-MUC1C- Proprietary, non-viral approach to produce T -rich, LD arms and number of dosed subjects: LD arms and number of dosed subjects: ALLO1 (B) patients as demonstrated by lower WBC nadir. A. WBC nadir and AUC for the treatment window Mean 171 6,090 152,554 Mean 692 31 2,940 SCM 2 2 Std. Deviation 246 7,569 234,264 Std. Deviation 1,531 58 4,717 • Arm S (CY 300 mg/m ), n=22 • Arm A/B (CY 300 mg/m ), n=19 fully allogeneic CAR-T from healthy donors • Arm P1 (CY 500 mg/m2), n= 13 • Arm P1 (CY 500 mg/m2), n= 11 from day 0 to the day 10 visit were trending lower for P-BCMA-ALLO1 patients treated with CY500 • Arm P2 (CY 1000 mg/m2), n=7 • Arm P2 (CY 1000 mg/m2), n= 3 compared to CY300. B. No reduction of WBC nadir and AUC was observed for P-MUC1C-ALLO1 patients Figure 4 Data cutoff: Jan 4th, 2024 Data cutoff: Feb 21st, 2024 treated with CY500 compared to CY300. This indicates that CY1000 is required to produce comparable Cellular kinetics in P-BCMA-ALLO1 (A) or P-MUC1C-ALLO1 (B) patients presented by cyclophosphamide lymphodepletion between solid tumor patients and multiple myeloma patients. All patients received the 6 dose level. Peak expansion (Cmax) is shown for patients infused with a single cell dose of ~2 x 10 cells/kg. same fludarabine dose. 2 500 mg/m cyclophosphamide as part of lymphodepletion regimen did not improve P-MUC1C-ALLO1 piggyBac® Gene Insertion T -rich and versatile allogeneic CAR-T cell platform expansion in solid tumor patients. Cellular kinetics have been assessed by qPCR measuring transposon SCM copies per µg DNA. All patients received the same fludarabine dose. Transposon Design Peak IL-15 was increased & C delayed in both solid tumor Insulator Insulator • Preferentially P-BCMA-ALLO1 P-MUC1C-ALLO1 max ITR Promoter Poly(A) ITR transposes naïve T and multiple myeloma patients with CY1000 PiggyBac transposon TTAA TTAA cells resulting in T system inserts transgene SCM CONCLUSIONS rich product encoding BCMA- or Safety Switch CAR Molecule Selection Gene • Large cargo capacity anti-MUC1-C MUC1C-directed CAR piggyBac piggyBac delivers CAR, inducible scFv-CAR DNA Transposon RNA Transposase anti-B P-BCMA-ALLO1 ITR CARGO ITR safety switch, and MUC1 • Solid tumor patients had numerically higher WBC counts prior to conditioning VH-selectable marker in single step chemotherapy than multiple myeloma patients. “Cut and Paste” BCMA A Cmax Tmax AUC Genomic DNA 2 2 2 ITR CARGO ITR MUC1-C • Increasing CY dose from 300 mg/m to 500 mg/m or 1,000 mg/m for P-BCMA-ALLO1 P = 0.0086 P = 0.0205 P = 0.0010 300 12 2000 patients enhanced lymphodepletion depth leading to improved CAR-T cell expansion. Additional platform features 250 10 1600 2 2 ) L • In contrast, for P-MUC1C-ALLO1 patients, increasing CY from 300 mg/m to 500 mg/m 200 y 8 m TCR KO MHC I-KO /mL) Da / 1200 did not improve LD depth and there was no improvement in CAR-T cell expansion for g 2 2 (p 150 y 6 (pg patients treated with CY 500 mg/m compared to those treated with CY 300 mg/m . Cas-CLOVER Gene Editing Safety Selection 800 switch marker 15 15 Multiple myeloma Epithelial-derived solid tumor—100 Stud 4—IL IL • P-MUC1C-ALLO1 patients treated with CY 1000 mg/m2 demonstrated improved 400 2 50 2 lymphodepletion compared to those treated with CY 300 mg/m . There was a trend Left gRNA Clo051 2 • High editing efficiency in 0 0 0 towards improved P-MUC1C-ALLO1 expansion in patients receiving CY 1000 mg/m High fidelity gene editing resting T cells results in 0 0 0 0 0 0 0 0 0 compared to those who received CY 300 mg/m2. system used to address 5’ 3’ P-MUC1C-ALLO1 patients presented with higher baseline 0 0 0 0 0 0 0 0 0 high % of TSCM 3 5 0 3 5 0 3 5 0 Y Y 1 Y Y 1 Y Y 1 graft vs. host and host 3’ 5’ C C Y C C Y C C Y vs. graft alloreactivity • Low to no off target WBC counts & achieved comparable lymphodepletion to C C C cutting • CAR-T cell product attributes are unlikely responsible for the distinct LD requirement Right gRNA • Edits include TCR and P-BCMA-ALLO1 patients only at CY1000 P-MUC1C-ALLO1 for the two patient populations because P-BCMA-ALLO1 cells and P-MUC1C-ALLO1 B2M (MHC I) knockouts cells utilize the same transposon, gene editing and manufacturing techniques and both dCas9 dCas9 Madison et al., Molecular Therapy – Nucleic Acids, 2022. (https://www.sciencedirect.com/science/article/pii/S216225312200155X) A B B products are produced using the same screened, healthy donor pool. Cmax Tmax AUC Baseline WBC counts CY300: Nadir CY500: Nadir CY1000: Nadir P = 0.0467 0.0069 0.0019 • A major difference between these two patient populations is the prior exposure of P = P = 300 12 2000 multiple myeloma patients to lymphodepleting chemotherapy associated with prior P = 0.0025 P =<0.0001 P = 0.0047 P = >0.9999 12 3.0 3.0 3.0 250 10 CAR-T therapy or hematopoietic stem cell transplantation. 1600 10 2.5 2.5 2.5 L) ) High-yield Clinical Manufacturing ) 200 y 8 µL /m 1200 • Preliminary data suggest that solid tumor patients may require higher CY doses to / 8 /µL) 2.0 /µL) 2.0 /µL) 2.0 gDa 3 3 3 3 p 0 0 0 150 y 6 (pg/mL achieve adequate LD to enable allogeneic CAR-T expansion. 10( d 6 x1 1.5 x1 1.5 x1 1.5 u 800 Manufacturing (x ( ( ( 15 t 15 C —100 S 4—T Cell Isolation I L IL • Continued evaluation of LD regimen is needed as part of developing investigational 4 1.0 1.0 1.0 • Production process 400 Allogeneic Non-viral Gene Editing WB WBC WBC WBC 50 2 allogenic CAR-T in solid tumors. preserves TSCM manufacturing process CAR-T Cell Selection and 2 0.5 0.5 0.5 Expansion phenotype 0 0 0 enhanced with Booster Molecule technology • Nearly all CAR-carrying 0 0.0 0.0 0.0 Purification 0 0 0 0 0 0 0 0 0 ONE cells 0 0 0 0 0 0 0 0 0 B M B M B M B M 3 5 0 3 5 0 3 5 0 LEUKOPAK Fill/finish Y Y 1 Y Y 1 Y Y 1 HEALTHY DONOR C C Y C C Y C C Y ACKNOWLEDGEMENTS • “On demand” Delivery Figure 1 C C C Storage in inventory ~100 DOSES A. Baseline WBC counts prior to conditioning chemotherapy and CAR-T infusion are higher for solid tumor Figure 3 patients (n=33) receiving P-MUC1C-ALLO1 compared to multiple myeloma patients (n=42) receiving P-BCMA- P-BCMA-ALLO1 (A) and P-MUC1C-ALLO1 (B) patients treated with CY1000 compared to CY300 showed The authors and Poseida Therapeutics, Inc. thank the patients, caregivers, investigators, ALLO1. B. Post-lymphodepletion median WBC nadir was lower at CY300 and CY500 doses for P-BCMA-ALLO1 increased IL-15 levels as demonstrated by increased C and AUC in the window between Day 0 to Day max and study site staff for their involvement in this study. This study was sponsored and patients compared to P-MUC1C-ALLO1 patients. Both groups achieved similar deep WBC nadir when 10. The IL-15 C was also delayed in patients receiving CY1000 as compared to the lower CY groups. All max funded by Poseida Therapeutics (San Diego, CA). receiving CY1000. All patients received the same fludarabine dose. B = P-BCMA-ALLO1; M = P-MUC1C-ALLO1. patients received the same fludarabine dose. Presenting author: shaag@poseida.com ABBREVIATIONS: AUC = Area under the curve; BCMA = B-cell maturation antigen; B2M = 2 microglobulin; CK = cellular kinetics; CY = cyclophosphamide; DLT = Dose limiting toxicity; ECOG = Eastern Cooperative Oncology Group; TCR KO = T cell receptor gene knock out; IL-15 = interleukin 15; IMiD = Immunomodulatory imide drugs; IMWG = International Myeloma Working Group; ITR = inverted terminal repeats; LD = Lymphodepletion; MHC I = Major histocompatibility complex class I; MTD = maximum tolerated dose; MUC1 = Mucin 1; MUC1-C = Mucin 1, C-terminal domain; Clinical trial identifier: NCT04960579/NCT05239143 PI = proteasome inhibitor; RRMM = Relapsed/Refractory Multiple Myeloma; TSCM = stem cell memory T cells; TTAA = thymine-thymine-adenine-adenine nucleotide sequence; WBC = white blood cells. STATISTICAL ANALYSIS: Mann-Whitney test (Figure 1), Kruskal-Wallis test with Dunn’s multiple comparisons test shown (Figures 2 – 4), median with range is shown in all graphs. Study sponsored by Poseida Therapeutics

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